Exhibit 99.1

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[LOGO]

Welcome to
Old Second Bancorp’s
2005 Annual Meeting

Right sized banking.

Forward-looking Statements
and Non-GAAP Disclosures

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations.  Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions.

Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings.

Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein.

Who We Are

•                  $2.1 billion financial holding company headquartered in Aurora, Illinois

•                  3 independently chartered community banks

•                  Trust & Investment Group with over $900 million under management

•                  Mortgage company

•                  27 locations

•                  58 ATM locations

[GRAPHIC]

[GRAPHIC]

Possible Future locations:

Batavia, Geneva, Shorewood

Illinois’ Largest Cities

[CHART]

(Excluding Chicago)

Illinois’ Fastest Growing Cities:

Net Gain 1990-2000

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Illinois’ Fastest Growing Counties by %
7/1/01-7/1-02 (out of 102 counties)

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NE Illinois Planning Commission
Population Forecasts

	2000	2030	Difference	% Change
DuPage Cty.	904,161	1,002,325	98,164	10.86%
Kane Cty.	404,119	692,346	288,227	71.32%
Aurora (excl. Kend.)	142,150	190,167	48,017	33.78%
Batavia	23,866	31,402	7,536	31.58%
Elgin	94,487	162,416	67,929	71.89%
Geneva	19,515	25,480	5,965	30.57%
North Aurora	10,585	20,694	10,109	95.50%
St. Charles	27,896	36,671	8,775	31.46%
South Elgin	16,100	27,567	11,467	71.22%
Sugar Grove	3,909	62,742	58,833	1505.07%

What Makes 02 Different

•                  One holding company, 3 charters

•                  Community focused operating philosophy based on local decisions and outstanding personalized service

•                  Strong 134 year heritage

•                  Positioned in rapidly growing Illinois markets

•                  Market leader in Kane and Kendall counties

De Novo Branch Strategy

•                  Organic Growth

•                  Commercial and retail growth driven by sales initiatives

•                  9 new branches over past 5 years

•                  In growth markets contiguous to our core offices

•                  De Novo branching with local bankers

•                  Find the right people first, then build branch

•                  Strong performance expectations

•                  Branch profitability targets expected in 18 to 24 months

Key Strategies

•                  Continue growth and enhance market footprint through accelerated business development and branch expansion

•                  Hire experienced local bankers with strong community ties

•                  Renew focus on core banking with competitive products and services

•                  Increase non-interest income

•                  Continue centralization of operations while de-centralizing sales

•                  Maximize customer relationship through cross-selling and delivering exceptional customer service

[LOGO]

Total Assets

[CHART]

Total Loans

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Net Charge-Offs
to Average Loans

[CHART]

Peer is the 30 public bank holding companies in the Midwest nearest in size to OSBC.

Total Deposits

[CHART]

Net Interest Margin

[CHART]

Peer is the 30 public bank holding companies in the Midwest nearest in size to OSBC.

Efficiency Ratio

[CHART]

Peer is the 30 public bank holding companies in the Midwest nearest in size to OSBC.

Non-GAAP Reconciliations
(In Thousands)

	1999	2000	2001	2002	2003	2004
Net Interest Margin
Interest income (GAAP)	$66,989	$77,141	$84,791	$85,491	$87,844	$97,398
Taxable-equivalent adjustment:
Loans	165	122	197	226	193	206
Investments	863	1,518	1,448	1,393	1,339	1,758
Interest income - FTE	68,017	78,781	86,436	87,110	89,376	99,362
Interest expense (GAAP)	29,154	35,816	35,290	28,009	25,468	29,039
Net interest income - FTE	$38,863	$42,965	$51,146	$59,101	$63,908	$70,323
Net interest income - (GAAP)	$37,835	$41,325	$49,501	$57,482	$62,376	$68,359
Interest earning assets	$909,688	$1,001,129	$1,180,869	$1,379,516	$1,617,848	$1,858,710
Net interest margin (GAAP)	4.16%	4.13%	4.19%	4.17%	3.86%	3.68%
Net interest margin - FTE	4.27%	4.29%	4.33%	4.28%	3.95%	3.78%

Efficiency Ratio
Noninterest expense	$37,276	$37,088	$41,476	$48,056	$54,175	$55,858

Net interest income (GAAP)	37,835	41,325	49,501	57,482	62,376	68,359
Taxable-equivalent adjustment:
Loans	165	122	197	226	193	206
Investments	863	1,518	1,448	1,393	1,339	1,758
Net interest income - FTE	38,863	42,965	51,146	59,101	63,908	70,323
Noninterest income	18,559	16,568	22,301	25,276	29,227	25,914
Total revenue - FTE	57,422	59,533	73,447	84,377	93,135	96,237

Efficiency ratio	64.92%	62.30%	56.47%	56.95%	58.17%	58.04%

Return on Equity

[CHART]

Earnings Per Share

(Diluted Basis)

[CHART]

Peer Comparison

OSBC	Midwest	Illinois	National
Return on equity	20.86%	11.96%	11.19%	13.04%
Return on assets	1.34%	1.01%	.93%	1.10%
Net interest margin	3.78%	3.71%	3.40%	3.99%
Efficiency ratio	57.98%	60.12%	64.44%	60.03%
NPA % of assets	0.24%	0.67%	0.67%	0.48%
Charge-offs/Avg. Loans	-0.01%	0.24%	0.23%	0.21%
Price to LTM earnings	15.7	x	18.5	x	17.2	x	17.7	x

Midwest: 30 public bank holding companies in the Midwest nearest in size to OSBC.

Illinois: Publicly-traded bank holding companies in Illinois.

National: All publicly traded bank holding companies.

[LOGO]

Old Second Kane County
Market Leader

	1999 % Market	2000 % Market	2001 % Market	2002 % Market	2003 % Market	2004 % Market
Old Second	13.08%	15.07%	16.19%	17.21%	17.34%	17.97%
Harris Bank	10.41%	10.80%	10.82%	10.49%	10.59%	11.61%
Fifth Third	20.86%	17.72%	15.98%	13.41%	11.30%	9.70%
Bank One	11.60%	10.62%	8.92%	8.82%	9.48%	8.64%
EFS	6.02%	6.88%	6.73%	7.20%	7.35%	7.80%
1st Am Bank	4.50%	5.35%	5.52%	5.00%	4.81%	4.37%

Remaining 36 banks each have less than 3% share of Kane County market.

Old Second Kendall
County Market Leader

	1999 % Market	2000 % Market	2001 % Market	2002 % Market	2003 % Market	2004 % Market
Old Second	21.38%	24.40%	25.67%	28.53%	30.21%	32.39%
Oswego Comm	15.05%	10.11%	15.66%	16.38%	15.93%	15.49%
Castle Bank	13.10%	12.54%	12.42%	12.79%	13.38%	13.77%
Harris Bank	5.00%	5.98%	5.47%	12.15%	11.57%	9.89%
Union Bank	8.37%	8.14%	7.24%	7.29%	7.54%	7.52%
Fifth Third	14.87%	11.17%	10.03%	8.09%	6.69%	6.06%

Remaining 7 banks each have less than 5% share of Kane County market.

Deposit Market Share

AURORA (KANE)

	# of offices	Deposits	Market Share
		($000)
Old Second	4	682,298	45.26%
Fifth Third	4	215,678	14.31%
Harris Aurora	3	139,222	9.23%
Benchmark	1	112,850	7.49%
West Suburban	3	96,743	6.42%
Banco Popular	2	75,221	4.99%

YORKVILLE

	# of offices	Deposits	Market Share
		(000s)
OSB-Yorkville	2	213,296	63.62%
Castle Bank	1	117,149	34.94%
Union Bank	1	3,553	1.06%
TCF Bank	1	1,271	0.38%

ELBURN

OSB-Kane Cty.	1	115,008	73.58%
American B&T	1	23,901	15.29%
Fifth Third	1	17,401	11.13%

Stock Comparison
Five Year Performance

[CHART]

Stock Comparison
Three Year Performance

[CHART]

Stock Comparison
One Year Performance

[CHART]

Future Focus

•                  Credit quality

•                  Growth

•                  NIM

•                  Efficiencies

•                  Exceptional Customer Service

Thank you for coming!